UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21888

Oppenheimer Institutional Money Market Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

INSTITUTIONAL MONEY MARKET FUND

ANNUAL REPORT 5.31.2013

2      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Fund Performance Discussion

As they have for the past several years, short-term interest rates and money market yields remained near historical lows during the period. Nonetheless, the Fund continued to produce competitive and consistent levels of current income while maintaining liquidity and a stable net asset value.

MARKET OVERVIEW

The Federal Reserve’s (the “Fed’s”) target for short-term interest rates remained in a range between 0% and 0.25% throughout the reporting period, which effectively anchored yields of short-term debt instruments near historical lows. In addition, the Fed announced additional measures as part of an aggressively accommodative monetary policy designed to stimulate greater economic growth. In September, the Fed launched a third, open-ended round of quantitative easing to buy U.S. government securities from financial institutions, providing them with cash that can be used for consumer and business loans.

The Fed’s policies appeared to gain a degree of traction, as a variety of U.S. economic data showed improvement during the reporting period. The unemployment rate, which had remained stubbornly high in the wake of the 2008 financial crisis, fell from 8.2% at the start of the reporting period to 7.6% in May 2013. The rate of U.S. economic growth climbed from a 1.3% annualized rate in the second quarter of 2012 to 3.1% in the third quarter. Although U.S. Gross Domestic Product contracted by 0.4% during the fourth quarter due to a sharp decline in federal government spending, it climbed again by an estimated 1.8% in the first quarter of 2013.

Economic conditions in the rest of the world also seemed to be on the mend. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated its intent to support the euro as the European Union’s common currency. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and the central bank announced a massive quantitative easing program.

Against this backdrop, U.S. interest rates fell across the board immediately after the Fed announced its third round of quantitative easing in September, effectively narrowing yield differences along the market’s maturity spectrum. Interest rates from overseas instruments also fell.

FUND PERFORMANCE

We continued to emphasize liquidity and safety in the reporting period, favoring U.S. Treasury securities and bank obligations in the United States and Canada, while avoiding

3      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

some of the European banks that we feel still may be affected by the region’s economic downturn. We also found relatively attractive opportunities in short-dated commercial paper issued by financially stable corporations, as well as from asset-backed commercial paper and municipal variable rate demand notes. These types of short-term securities did not experience as much yield compression as other liquidity instruments, such as repurchase agreements, during the period.

As the period was characterized by declining short term interest rates, we managed the Fund’s weighted average maturity toward the longer end of its range in an effort to capture higher yields from longer dated instruments. Consequently, as of the end of the reporting period, the Fund’s weighted average maturity was slightly longer than industry averages.

1. Effective 7/22/13, Carol Wolf will retire from OppenheimerFunds. Adam Wilde will join Christopher Proctor as a co-portfolio manager.

STRATEGY & OUTLOOK

Although we have been encouraged by recently improved U.S. economic data and improvement in European bank funding ability, the pace of economic improvement continues to suggest that the Fed will be measured in its approach to tightening monetary policy, and that money market rates will continue to remain low by historical standards for the foreseeable future. Accordingly, we will remain focused on capital preservation and liquidity as the economic situation develops.

Additionally, we expect that U.S. regulators will propose rules soon to further strengthen money market funds during times of market stresses. We look forward to engaging in the regulatory process as it unfolds the remainder of this year and into 2014.

4      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Portfolio Allocation

Short-Term Notes/ Commercial Paper	45.6%

Certificates of Deposit	37.1

Direct Bank Obligations	11.0

U.S. Government Obligations	4.8

Money Market Fund	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2013, and are based on the total market value of investments.

Performance

CURRENT YIELD

For the 7-Day Period Ended 5/31/13

	With Compounding	Without Compounding
Class E (IOEXX)	0.12%	0.12%

Class L (IOLXX)	0.05	0.05

Class P (IOPXX)	0.02	0.02

CURRENT YIELD

For the 12-Month Period Ended 5/31/13

	With Compounding	Without Compounding
Class E (IOEXX)	0.16%	0.16%

Class L (IOLXX)	0.10	0.10

Class P (IOPXX)	0.07	0.06

Compounded yields assume reinvestment of dividends. The seven-day simple yield is an annualized average daily yield of the Fund for the most recent seven days. The compounded seven-day average yield for 365 days is offered as a comparison to a savings account’s compounded interest rate. Unlike an investment in the Fund, the FDIC generally insures deposits in savings accounts.

The performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For more current performance data, visit us at oppenheimerfunds.com, or call us at 1.800.645.2028. The Fund’s performance shown does not reflect the deduction of income taxes on an individual’s investment. The yields take into account voluntary fee waivers and/or

5      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. Taxes may reduce your actual investment returns on income paid by the Fund. There is no guarantee that the Fund will maintain a positive yield.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s investment strategy, allocations, and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the Fund and may be obtained by calling us at 1.800.645.2028 or visiting our website at oppenheimerfunds.com. Read prospectuses and summary prospectuses carefully before investing.

6      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Actual	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During 6 Months Ended May 31, 2013

Class E	$1,000.00	$1,000.70	$0.55

Class L	1,000.00	1,000.40	0.85

Class P	1,000.00	1,000.20	1.05

Hypothetical
(5% return before expenses)

Class E	1,000.00	1,024.38	0.56

Class L	1,000.00	1,024.08	0.86

Class P	1,000.00	1,023.88	1.06

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended May 31, 2013 are as follows:

Class	Expense Ratios

Class E	0.11%

Class L	0.17

Class P	0.21

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Distributor. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS May 31, 2013

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Certificates of Deposit—37.1%
Domestic Certificates of Deposit—0.9%
JPMorgan Chase Bank NA, 0.347%[1]	6/18/13	6/18/13	$60,000,000	$60,004,297

Yankee Certificates of Deposit—36.2%
Aust & NZ Banking Group, Grand Cayman:
0.09%	6/6/13	6/6/13	100,000,000	100,000,000
0.10%	6/4/13	6/4/13	100,000,000	100,000,000

Bank of Montreal, Chicago:
0.08%	6/7/13	6/7/13	100,000,000	100,000,000
0.19%	7/22/13	7/22/13	20,000,000	20,000,000
0.20%	6/17/13	6/17/13	75,000,000	75,000,000

Bank of Nova Scotia, Houston TX:
0.20%	6/19/13	6/19/13	50,000,000	50,000,000
0.203%[1]	6/27/13	11/22/13	56,900,000	56,900,000
0.22%	11/13/13	11/13/13	35,000,000	35,000,000
0.23%	10/7/13	10/7/13	46,000,000	46,000,000
0.24%	10/8/13	10/8/13	50,000,000	50,000,000
0.24%	10/7/13	10/7/13	75,000,000	75,000,000

Bank of Tokyo-Mitsubishi UFJ NY:
0.15%[2]	6/27/13	6/27/13	70,100,000	70,100,000
0.16%[2]	6/25/13	6/25/13	37,000,000	37,000,000

BNP Paribas, New York, 0.74%	1/15/14	1/15/14	67,000,000	67,000,000

DnB Bank ASA NY:
0.18%	8/29/13	8/29/13	20,000,000	20,000,000
0.185%	8/20/13	8/20/13	25,000,000	25,000,000
0.185%	8/14/13	8/14/13	50,000,000	50,000,000
0.21%	7/5/13	7/5/13	62,000,000	62,000,000

Mitsubishi UFJ TR & BK NY, 0.17%	6/13/13	6/13/13	35,000,000	35,000,000

Nordea Bank Finland plc, New York:
0.22%	11/18/13	11/18/13	55,500,000	55,500,000
0.23%	11/13/13	11/13/13	80,000,000	80,000,000
0.25%	9/3/13	9/3/13	50,000,000	50,000,000
0.25%	9/20/13	9/20/13	25,000,000	24,999,997
0.25%	9/4/13	9/4/13	50,000,000	50,000,000
0.25%	9/27/13	9/27/13	40,000,000	40,000,000

Northern Trust Co., Grand Cayman, 0.01%	6/3/13	6/3/13	67,000,000	67,000,000

Royal Bank of Canada, New York:[1]
0.31%[1]	6/3/13	2/3/14	100,000,000	100,000,000
0.48%[1]	6/3/13	6/7/13	46,500,000	46,500,000

Skandinaviska Enskilda Bank, New York, 0.315%	6/7/13	6/7/13	18,250,000	18,250,356

Sumitomo Trust & Bank NY:
0.11%	6/5/13	6/5/13	98,500,000	98,500,000
0.11%	6/4/13	6/4/13	100,000,000	100,000,000

Svenska Handelsbanken, New York:
0.21%	8/23/13	8/23/13	105,000,000	105,000,000
0.22%	7/12/13	7/12/13	97,600,000	97,600,000
0.22%	7/26/13	7/26/13	34,000,000	34,000,000
0.22%	7/19/13	7/19/13	25,000,000	25,000,000

Swedbank AB, New York:
0.16%	7/30/13	7/30/13	50,000,000	50,000,000

9      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Yankee Certificates of Deposit Continued
Swedbank AB, New York: Continued
0.16%	7/29/13	7/29/13	$75,000,000	$75,000,000
0.18%	6/5/13	6/5/13	77,000,000	77,000,000

Toronto Dominion Bank, New York, 0.25%	9/19/13	9/19/13	76,000,000	76,000,000

Wells Fargo Bank NA, 0.248%	6/3/13	5/1/14	100,000,000	100,000,000

				2,444,350,353

Total Certificates of Deposit (Cost $2,504,354,650)				2,504,354,650

Direct Bank Obligations—11.1%
Aust & NZ Banking Group, 0.19%[3]	6/6/13	6/6/13	75,000,000	74,998,813

Commonwealth Bank of Australia, 0.19%[3]	6/7/13	6/7/13	25,000,000	24,999,472

DnB Bank ASA:
0.21%[3]	6/17/13	6/17/13	87,900,000	87,892,822
0.215%[3]	6/19/13	6/19/13	12,000,000	11,998,853

National Australia Funding (Delaware), Inc., 0.25%[3]	7/8/13	7/8/13	50,000,000	49,987,847

Skandinaviska Enskilda BankenAB, 0.20%[3]	6/19/13	6/19/13	50,000,000	49,995,555

Societe Generale North America, Inc.:
0.15%	6/3/13	6/3/13	150,000,000	150,000,000
0.185%	6/19/13	6/19/13	46,000,000	45,996,218

Svenska Handelsbanken, Inc., 0.21%[3]	8/22/13	8/22/13	50,000,000	49,976,667

Westpac Banking Corp.:
0.326%[1,3]	7/23/13	1/23/14	100,000,000	100,000,000
0.329%[1,2,3]	7/9/13	1/9/14	100,300,000	100,300,000

Total Direct Bank Obligations (Cost $746,146,247)				746,146,247

Short-Term Notes/Commercial Paper—45.6%
Capital Markets—1.9%
BNP Paribas Finance, Inc.:
0.20%	6/5/13	6/5/13	80,000,000	79,999,111
0.20%	6/4/13	6/4/13	50,000,000	49,999,722

				129,998,833

Diversified Financial Services—2.2%
General Electric Capital Corp.:
0.23%	10/28/13	10/28/13	50,000,000	49,953,042
0.24%	8/26/13	8/26/13	100,000,000	99,944,000

				149,897,042

Leasing & Factoring—7.5%
American Honda Finance Corp.:
0.304%[1,2]	9/5/13	12/5/13	62,257,000	62,257,000
0.305%[1,2]	8/8/13	11/8/13	53,500,000	53,500,000
0.353%[1,2]	8/2/13	8/2/13	56,000,000	56,000,000

Toyota Motor Credit Corp.:
0.234%	6/30/13	2/25/14	60,000,000	60,000,000
0.234%[4]	6/30/13	2/26/14	14,500,000	14,500,000
0.301%	10/25/13	10/25/13	150,000,000	149,820,000
0.31%	7/16/13	7/16/13	60,000,000	59,977,783
0.31%	7/17/13	7/17/13	50,000,000	49,981,056

				506,035,839

10      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Municipal—5.2%
AARP Nts., Series 2001, 0.20%[1]	6/7/13	6/7/13	$50,000,000	$50,000,000

Aurora, CO Hospital Revenue Bonds, The Children’s Hospital Project, Series 2008B, 0.10%[1]	6/7/13	6/7/13	38,025,000	38,025,000

Baltimore, MD General Obligation Bonds, Series 2003C, 0.15%[1]	6/7/13	6/7/13	9,965,000	9,965,000

Calhoun Cnty. Navigation District Solid Waste Disposal Revenue Bonds, Formosa Plastics Corp., Series 2001, 0.16%[1]	6/7/13	6/7/13	12,500,000	12,500,000

Calhoun Port Authority, TX Revenue Bonds, Formosa Plastics Corp. America, Series 2012, 0.16%[1]	6/7/13	6/7/13	50,000,000	50,000,000

Capital Market Access Co. LC Bonds, Carteret Investment Assn. LLC, Series 2008, 0.20%[1]	6/7/13	6/7/13	6,850,000	6,850,000

District of Columbia Multimodal University Revenue Bonds, American University, Series 1999, 0.13%[1]	6/7/13	6/7/13	17,900,000	17,900,000

District of Columbia Revenue Bonds, American Immigration Lawyers, Series 07, 0.18%[1]	6/7/13	6/7/13	11,845,000	11,845,000

Johnson, TN Health & Education Facilities, Mountain States Health, Series 2007B-1, 0.18%[1]	6/7/13	6/7/13	3,495,000	3,495,000

Johnson, TN Health & Education Facilities, Mountain States Health, Series 2007B-2, 0.17%[1]	6/7/13	6/7/13	17,480,000	17,480,000

Lewisburg, TN Industrial Development Board, Waste Management of Tennessee Project, Series 2003, 0.16%[1]	6/7/13	6/7/13	25,000,000	25,000,000

Macon-Bibb Cnty. Industrial Development Authority Revenue Bonds, Bass Pro Outdoor World, Series 2005, 0.28%[1]	6/7/13	6/7/13	19,200,000	19,200,000

NYS Dorm Authority Revenue Bonds, The NY Public Library, Series 1999A, 0.10%[1]	6/7/13	6/7/13	23,350,000	23,350,000

OH Higher Education Facilities Commission, Xavier University 2008 Project, Series B, 0.18%[1]	6/7/13	6/7/13	20,480,000	20,480,000

SC Jobs Economic Development Authority Bonds, South Atlantic Canners, Inc., Series 2001, 0.28%[1]	6/7/13	6/7/13	5,000,000	5,000,000

St. Paul, MN Bonds, Rivercentre Arena Project, Series 2009A, 0.20%[1]	6/7/13	6/7/13	16,500,000	16,500,000

Tift Cnty. Development Authority Industrial Development Revenue Bonds, Heatcraft Refrigeration Products, Series 2008B, 0.20%[1]	6/7/13	6/7/13	11,700,000	11,700,000

Trinitas Hospital Bonds, Series 2006, 0.20%[1]	6/7/13	6/7/13	13,555,000	13,555,000

				352,845,000

Oil, Gas & Consumable Fuels—2.6%
Total Capital Canada, 0.06%[3]	6/6/13	6/6/13	100,000,000	99,999,500

Total Capital SA, 0.06%[3]	6/3/13	6/3/13	75,000,000	75,000,000

				174,999,500

11      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Receivables Finance—12.0%
Alpine Securitization Corp., 0.15%	6/24/13	6/24/13	$40,000,000	$39,996,500

Barton Capital Corp.:
0.27%[3]	6/30/13	11/5/13	75,000,000	75,000,000
0.27%[2,3]	7/12/13	7/12/13	65,000,000	65,000,000

Gemini Securitization Corp., 0.10%[3]	6/3/13	6/3/13	82,900,000	82,900,000

Gotham Funding Corp., 0.09%[3]	6/3/13	6/3/13	61,432,000	61,432,000

Jupiter Securitization Co. LLC:
0.23%[3]	9/25/13	9/25/13	49,500,000	49,463,947
0.26%[3]	9/4/13	9/4/13	50,000,000	49,966,417
0.26%[3]	9/18/13	9/18/13	47,500,000	47,463,293
0.26%[3]	10/1/13	10/1/13	34,000,000	33,970,533

Market Street Funding LLC:
0.14%[3]	6/27/13	6/27/13	15,022,000	15,020,598
0.185%[3]	8/19/13	8/19/13	4,459,000	4,457,236
0.19%[3]	7/10/13	7/10/13	55,100,000	55,089,240
0.19%[3]	7/18/13	7/18/13	33,000,000	32,992,162
0.19%[3]	7/16/13	7/16/13	23,000,000	22,994,780
0.20%[3]	6/21/13	6/21/13	20,012,000	20,009,999

Old Line Funding Corp.:
0.25%[3]	10/21/13	10/21/13	30,000,000	29,970,833
0.25%[3]	10/15/13	10/15/13	50,000,000	49,953,472

Thunder Bay Funding LLC:
0.19%[3]	9/26/13	9/26/13	50,000,000	49,969,653
0.22%[3]	9/20/13	9/20/13	29,500,000	29,480,350

				815,131,013

Special Purpose Financial—14.2%
Anglesea Funding LLC, 0.25%[2]	6/3/13	6/3/13	68,000,000	68,000,000

Collateralized Commercial Paper II Co. LLC:
0.401%[2]	7/16/13	7/16/13	75,400,000	75,363,975
0.401%[2]	7/22/13	7/22/13	90,000,000	89,951,000

Concord Minutemen Cap. Corp. LLC:
0.23%	7/11/13	7/11/13	119,500,000	119,470,988
0.23%	7/3/13	7/3/13	11,000,000	10,997,892
0.23%	7/15/13	7/15/13	52,600,000	52,585,886
0.24%	6/12/13	6/12/13	42,000,000	41,997,480
0.24%	6/10/13	6/10/13	4,200,000	4,199,804
0.24%	6/11/13	6/11/13	57,500,000	57,496,933
0.25%	6/3/13	6/3/13	22,000,000	22,000,000

FCAR Owner Trust I, 0.20%	8/2/13	8/2/13	92,700,000	92,669,100

Legacy Capital LLC:
0.23%	7/2/13	7/2/13	34,000,000	33,993,701
0.24%	6/3/13	6/3/13	50,000,000	50,000,000

Lexington Parker Capital Co. LLC:
0.23%[3]	7/11/13	7/11/13	27,000,000	26,993,445
0.24%[3]	6/14/13	6/14/13	33,000,000	32,997,580
0.24%[3]	6/7/13	6/7/13	50,000,000	49,998,667
0.24%[3]	6/10/13	6/10/13	50,000,000	49,997,667
0.24%[3]	6/12/13	6/12/13	40,600,000	40,597,564

12      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Special Purpose Financial Continued
Ridgefield Funding Co. LLC, 0.30%	8/12/13	8/12/13	$32,400,000	$32,400,000

				951,711,682

Total Short-Term Notes/Commercial Paper (Cost $3,080,618,909)				3,080,618,909

U.S. Government Obligations—4.9%
U.S. Treasury Nts.:
0.375%	6/30/13	6/30/13	50,000,000	50,005,571
0.50%	11/15/13	11/15/13	35,000,000	35,044,914
1.00%	7/15/13	7/15/13	50,000,000	50,043,325
1.75%	1/31/14	1/31/14	40,000,000	40,411,160
3.125%	8/31/13	8/31/13	50,000,000	50,352,307
3.375%	7/31/13	7/31/13	50,000,000	50,249,884
4.25%	8/15/13	8/15/13	50,000,000	50,403,550

Total U.S. Government Obligations (Cost $326,510,711)				326,510,711

Investment Company—1.5%
Prime Money Market Fund RBC Institutional, Cl. 1, 0.04%[5] (Cost $101,162,761)	6/1/13	6/1/13	101,162,761	101,162,761

Total Investments, at Value (Cost $6,758,793,278)			100.2%	6,758,793,278

Liabilities in Excess of Other Assets			(0.2)	(10,782,160)

Net Assets			100.0%	$6,748,011,118

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Ruler 2a-7.

**If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $677,471,975 or 10.04% of the Fund’s net assets as of May 31, 2013.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $1,700,868,965 or 25.21% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after May 31, 2013. See Note 1 of the accompanying Notes.

5. Rate shown is the 7-day yield as of May 31, 2013.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2013

Assets
Investments, at value (cost $6,758,793,278)—see accompanying statement of investments	$6,758,793,278

Cash	272,222

Receivables and other assets:
Interest	3,212,402
Shares of beneficial interest sold	1,292,064
Other	345,362

Total assets	6,763,915,328

Liabilities
Payables and other liabilities:
Investments purchased (including $14,500,000 purchased on a when-issued or delayed delivery basis)	14,504,063
Trustees’ compensation	672,876
Dividends payable	579,189
Transfer and shareholder servicing agent fees	44,163
Shareholder communications	39,567
Service plan fees	1,166
Other	63,186

Total liabilities	15,904,210

Net Assets	$6,748,011,118

Composition of Net Assets
Par value of shares of beneficial interest	$6,748,363

Additional paid-in capital	6,741,614,482

Accumulated net investment loss	(468,690)

Accumulated net realized gain on investments	116,963

Net Assets	$6,748,011,118

Net Asset Value Per Share
Class E Shares:
Net asset value, redemption price per share (based on net assets of $5,775,156,025 and 5,775,410,447 shares of beneficial interest outstanding)	$1.00

Class L Shares:
Net asset value, redemption price per share (based on net assets of $958,163,234 and 958,275,893 shares of beneficial interest outstanding)	$1.00

Class P Shares:
Net asset value, redemption price per share (based on net assets of $14,691,859 and 14,676,505 shares of beneficial interest outstanding)	$1.00

See accompanying Notes to Financial Statements.

14      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2013

Investment Income
Interest	$17,133,233

Dividends	121,984

Total investment income	17,255,217

Expenses
Management fees	6,421,006

Service plan fees—Class P	32,385

Transfer and shareholder servicing agent fees:
Class L	348,002
Class P	6,477

Shareholder communications:
Class E	22,543
Class L	99,796
Class P	1

Trustees’ compensation	173,903

Custodian fees and expenses	53,093

Other	199,328

Total expenses	7,356,534
Less waivers and reimbursements of expenses	(25,908)

Net expenses	7,330,626

Net Investment Income	9,924,591

Net Realized Gain on Investments	116,963

Net Increase in Net Assets Resulting from Operations	$10,041,554

See accompanying Notes to Financial Statements.

15      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2013	Year Ended May 31, 2012

Operations
Net investment income	$9,924,591	$12,247,403

Net realized gain	116,963	109,457

Net increase in net assets resulting from operations	10,041,554	12,356,860

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class E	(9,339,023)	(11,320,507)
Class L	(688,157)	(1,095,024)
Class P	(7,672)	(7,201)

	(10,034,852)	(12,422,732)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class E	416,157,397	(1,721,021,847)
Class L	380,342,746	(302,132,335)
Class P	4,811,503	(426,878)

	801,311,646	(2,023,581,060)

Net Assets
Total increase (decrease)	801,318,348	(2,023,646,932)

Beginning of period	5,946,692,770	7,970,339,702

End of period (including accumulated net investment loss of $468,690 and $467,886, respectively)	$6,748,011,118	$5,946,692,770

See accompanying Notes to Financial Statements.

16      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

Class E	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations—net investment income and net realized gain[1]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[2]	0.00[2]	0.00[2]	0.00[2]	(0.02)
Distributions from net realized gain	0.00	0.00	0.00[2]	0.00	0.00[2]
Total dividends and/or distributions to shareholders	0.00[2]	0.00[2]	0.00[2]	0.00[2]	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.17%	0.19%	0.23%	0.28%	1.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,775,156	$5,358,991	$7,080,092	$5,285,125	$6,608,401
Average net assets (in thousands)	$5,689,719	$6,085,688	$5,984,276	$5,755,335	$5,649,134
Ratios to average net assets:[4]
Net investment income	0.16%	0.18%	0.22%	0.28%	1.89%
Total expenses	0.11%	0.11%	0.11%	0.12%	0.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.11%	0.11%	0.11%	0.12%	0.13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS / (Continued)

Class L	Year Ended May 31, 2013		Year Ended May 31, 2012		Year Ended May 31, 2011		Year Ended May 31, 2010		Year Ended May 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$1 .00		$1 .00		$1 .00		$1 .00		$1 .00

Income (loss) from investment operations—net investment income and net realized gain[1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	(0.02)
Distributions from net realized gain	0.00		0.00		0.00	[2]	0.00		0.00	[2]

Total dividends and/or distributions to shareholders	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	(0.02)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[3]	0.10%		0.12%		0.17%		0.23%		1.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$958,163		$577,822		$879,941		$763,826		$1,457,981

Average net assets (in thousands)	$693,086		$891,161		$948,365		$1,766,105		$1,219,384

Ratios to average net assets:[4]
Net investment income	0.10%		0.12%		0.17%		0.23%		1.97%
Total expenses	0.17%		0.17%		0.17%		0.17%		0.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.17%		0.17%		0.17%		0.17%		0.14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Class P	Year Ended May 31, 2013		Year Ended May 31, 2012		Year Ended May 31, 2011		Year Ended May 31, 2010		Year Ended May 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations—net investment income and net realized gain[1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	(0.02)
Distributions from net realized gain	0.00		0.00		0.00	[2]	0.00		0.00 [2]

Total dividends and/or distributions to shareholders	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	(0.02)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[3]	0.07%		0.09%		0.13%		0.18%		1.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,692		$9,880		$10,307		$8,252		$17,823

Average net assets (in thousands)	$12,903		$8,150		$8,974		$12,254		$139,489

Ratios to average net assets:[4]
Net investment income	0.06%		0.09%		0.12%		0.19%		2.26%
Total expenses	0.41%		0.40%		0.41%		0.53%		0.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.21%		0.20%		0.21%		0.22%		0.18%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than$0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Institutional Money Market Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek current income and stability of principal. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. As of May 31, 2013, approximately 93% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class E, Class L and Class P shares. Class E and Class L shares are sold at net asset value per share without any initial sales charge. Class E shares are only offered to other Oppenheimer Funds, the Manager and their affiliates. Class L and Class P shares are offered directly to institutional investors and may only be sold through an investment professional. Brokers or other investment professionals that offer Class L and Class P shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of May 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

20      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

1. Significant Accounting Policies Continued

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$14,500,000

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward
$300,015	$—	$—

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments
$109,457	109,457

The tax character of distributions paid during the years ended May 31, 2013 and May 31, 2012:

21      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

1. Significant Accounting Policies Continued

	Year Ended May 31, 2013	Year Ended May 31, 2012
Distributions paid from:
Ordinary income	$10,034,852	$12,422,732

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended May 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$60,172
Payments Made to Retired Trustees	44,998
Accumulated Liability as of May 31, 2013	334,392

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

22      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

1. Significant Accounting Policies Continued

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to

23       OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

2. Securities Valuation Continued

approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

24      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

2. Securities Valuation Continued

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$2,504,354,650	$—	$2,504,354,650
Direct Bank Obligations	—	746,146,247	—	746,146,247
Short-Term Notes/Commercial Paper	—	3,080,618,909	—	3,080,618,909
U.S. Government Obligations	—	326,510,711	—	326,510,711
Investment Company	—	101,162,761	—	101,162,761

Total Assets	$—	$6,758,793,278	$—	$6,758,793,278

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Investment Company	$(151,026,611)	$151,026,611

*Transferred from Level 1 to Level 2 as the current market for the security is not considered active.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

25      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

3. Shares of Beneficial Interest Continued

	Year Ended May 31, 2013		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount

Class E
Sold	40,742,390,279	$40,742,390,279	38,320,419,740	$38,320,419,740
Dividends and/or distributions reinvested	1,327,435	1,327,435	1,443,202	1,443,202
Redeemed	(40,327,560,317)	(40,327,560,317)	(40,042,884,789)	(40,042,884,789)

Net increase (decrease)	416,157,397	$416,157,397	(1,721,021,847)	$(1,721,021,847)

Class L
Sold	26,527,000,500	$26,527,000,500	32,553,940,726	$32,553,940,726
Dividends and/or distributions reinvested	580,228	580,228	666,065	666,065
Redeemed	(26,147,237,982)	(26,147,237,982)	(32,856,739,126)	(32,856,739,126)

Net increase (decrease)	380,342,746	$380,342,746	(302,132,335)	$(302,132,335)

Class P
Sold	20,303,807	$20,303,807	3,273,200	$3,273,200
Dividends and/or distributions reinvested	5,539	5,539	3,922	3,922
Redeemed	(15,497,843)	(15,497,843)	(3,704,000)	(3,704,000)

Net increase (decrease)	4,811,503	$4,811,503	(426,878)	$(426,878)

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.10%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in

26      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

4. Fees and Other Transactions with Affiliates Continued

monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Service Plan for Class P Shares. The Fund has adopted a Service Plan (the “Plan”) for Class P shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class P shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class P shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class P shares. Any unreimbursed expenses the Distributor incurs with respect to Class P shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after waivers, payments and/or reimbursements and reduction to custodian fees” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles: (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.15% for Class E shares, 0.19% for Class L shares and 0.24% for Class P shares calculated on the daily net assets of the Fund.

The Manager has also voluntarily undertaken to waive management fees and/or reimburse expenses (but not below zero) to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Distributor has voluntarily undertaken to waive the fees payable under the Service Plan for Class P shares so that those fees are limited to 0.05% of the average annual net assets for Class P shares of the Fund. For the year ended May 31, 2013, the Distributor waived $25,908 for Class P shares.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several

27      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

5. Pending Litigation Continued

of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges

28      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

5. Pending Litigation Continued

breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

29      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Institutional Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Institutional Money Market Fund, including the statement of investments, as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Institutional Money Market Fund as of May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
July 18, 2013

30      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended May 31, 2013 are eligible for the corporate dividend-received deduction.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2013, the maximum amount allowable but not less than $10,004,055 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $116,963 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

31      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

32      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

TRUSTEES AND OFFICERS BIOS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2006) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial,

33      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

TRUSTEES AND OFFICERS BIOS Unaudited / Continued

David K. Downes, Continued	accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 50 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013,including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 2006) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with

34      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Phillip A. Griffiths, Continued	the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and

35      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

TRUSTEES AND OFFICERS BIOS Unaudited / Continued

Joanne Pace, Continued	has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2006) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2006) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

36      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Proctor, Vandehey, Wixted and Ms. Wolf, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Carol E. Wolf, Vice President (since 2006) Year of Birth: 1951	Senior Vice President of the Sub-Adviser (since June 2000) and of HarbourView Asset Management Corporation (since June 2003); Vice President of the Sub-Adviser (June 1990-June 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Vice President of the Sub-Adviser (since August 2008) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

37      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

TRUSTEES AND OFFICERS BIOS Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex. Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

38      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.645.2028).

39      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

40      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

41      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

42      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0647.001.0513 July 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $30,200 in fiscal 2013 and $29,600 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $508,480 in fiscal 2013 and $432,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $4,075 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $307,163 in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $815,643 in fiscal 2013 and $436,881 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Institutional Money Market Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2013